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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 27, 2006
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                Date of Report (date of earliest event reported)

                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of Registrant as specified in its charter)

          California                   000-23025               77-0382248
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
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                    (Address of principal executive offices)

                                 (408) 777-7920
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 27, 2006, Notify Technology Corporation issued a press release regarding its financial results for its fiscal year ended September 30, 2006. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

       The following exhibit is furnished herewith:

            99.1 Press Release dated November 27, 2006 of Notify Technology Corporation announcing its financial results for the fiscal year ended September 30, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NOTIFY TECHNOLOGY CORPORATION


Dated: November 27, 2006                           By: /S/  Gerald W. Rice
                                                       -------------------------
                                                       Gerald W. Rice,
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number   Exhibit Title
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99.1             Press Release dated November 27, 2006 of Notify Technology
                 Corporation announcing its financial results for the fiscal year ended September 30, 2006.